                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made as of the 10th day of October 2000 by and among each of the parties listed on the signature pages hereto (collectively, the "Debtors" and each, a "Debtor"), in favor of ALEXANDER ENTERPRISE HOLDINGS CORP., a company organized in the British Virgin Islands ("Alexander Enterprise").

                               W I T N E S S E T H

         WHEREAS, Alexander Enterprise has agreed to advance the sum of Two Million Two Hundred fifty Thousand Dollars ($2,250,000) (the "Loan") to OptiCare Eye Health Centers, Inc., a Connecticut corporation ("OptiCare"), Primevision Health, Inc., a Delaware corporation ("PVH"), and OptiCare Eye Health Network, Inc., a North Carolina corporation formerly known as Consolidated Eye Care, Inc. ("CEC" and, together with OptiCare and PVH, the "Borrowers") pursuant to a Secured Promissory Note dated the date hereof (the "Note");

         WHEREAS, as a condition to the making of the Loan, Alexander Enterprise has required that the Debtors other than the Borrowers enter into that certain Guaranty, dated the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), pursuant to which, among other things, each of such Debtors has guaranteed the payment and performance of the Borrowers' respective obligations under the Note;

         WHEREAS, the Borrowers and Opticare Health Systems, Inc., a Delaware corporation (the "Parent"), are parties to that certain Amended and Restated Loan and Security Agreement, dated as of August 13, 1999, (such Amended and Restated Loan and Security Agreement, as amended by a certain First Amendment dated June 30, 2000 and a certain Second Amendment dated the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Bank Austria Loan Agreement"), with the financial institutions from time to time party thereto (the "Lenders"), Bank Austria, AG, as LC Issuer (in such capacity, the "LC Issuer") and Bank Austria AG, as the agent for the Lenders and the LC Issuer (in such capacity, the "Agent"), pursuant to which, among other things, and subject to the terms and conditions contained therein, the Lenders have made available to the Borrowers term loans and a revolving credit facility;

         WHEREAS, to secure the repayment of amounts outstanding from time to time under the Bank Austria Loan Agreement, the Debtors entered into a Security Agreement dated as of August 13, 1999 in favor of the Agent, pursuant to which, among other things, the Debtors granted a security interest in all of their respective assets and properties more fully described therein as security for their respective obligations incurred in connection with amounts advanced under the Bank Austria Loan Agreement;

         WHEREAS, as a further condition to the making of the Loan, Alexander Enterprise has required that each of the Debtors enter into this Agreement, pursuant to which, among other things, the Debtors shall grant a security interest in all of their respective assets and properties more fully described herein as security for their respective obligations under the Note, the

Guaranty, and each of the agreements, documents and instruments executed and delivered in connection therewith;

         WHEREAS, pursuant to a Second Amendment to Amended and Restated Loan and Security Agreement, the Agent and the Lenders have consented to the grant of the security interests granted hereby; and

         WHEREAS, the Borrowers desire to obtain the Loan, and each of the Debtors has determined that it is and will be in the best interest and to the direct advantage of such Debtor to assist the Borrowers in borrowing money from Alexander Enterprise in order to further the business of the Debtors, and each Debtor has therefore agreed to make and execute this Agreement in favor of Alexander Enterprise to induce Alexander Enterprise to extend the Loan to the Borrowers;

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Debtors, and each of them, hereby agree with the Lender, as follows:

1.                                                                DEFINITIONS

         All capitalized terms used herein shall have the respective meanings given to such terms in the Bank Austria Loan Agreement, except that the following terms when used herein shall have the following respective meanings:

         "Accounts" shall mean any "accounts", as such term is defined in
Section 9-106 of the UCC, of any Debtor, whether now owned or hereafter acquired, and, in any event shall include all of such Debtor's accounts, contract rights, book debts and other forms of obligations, whether now existing or hereafter acquired or arising or in which such Debtor now has or hereafter acquires any rights, including, without limitation, all present and future rights to payments for goods, merchandise or Inventory sold or leased or for services rendered, whether or not represented by invoices or other billing, and whether or not earned by performance; proceeds of any letter of credit on which such Debtor is a beneficiary and all forms of obligations whatsoever owing to such Debtor, together with all instruments and documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the foregoing may represent all rights in any returned or repossessed goods, merchandise or Inventory, and all rights, security and guaranties with respect to each of the foregoing, including, without limitation, any rights of stoppage in transit.

         "Chattel Paper" shall mean any "chattel paper", as such term is defined in Section 9105(l)(b) of the UCC, of any Debtor, whether now owned or hereafter acquired or arising.

         "Collateral" shall have the meaning ascribed to such term in Section
2.1 hereof.

         "Contracts" shall mean all contracts, undertakings or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest , including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

         "Documents" shall mean any "documents", as such term is defined in
Section 9-105(l)(0) of the UCC, of any Debtor, whether now owned or hereafter acquired or arising.

         "Equipment" shall mean any "equipment", as such term is defined in
Section 9-109(2) of the UCC, of any Debtor, whether now owned or hereafter acquired or arising, and, in any event, shall include all of such Debtor's equipment, fixtures and leasehold improvements, whether now existing or hereafter acquired or arising or in which any Debtor now has or hereafter acquires any rights, including, without limitation, all furniture, machinery, vehicles and trade fixtures, together with any and all accessories, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.

         "Event of Default" shall mean the occurrence of any one or more of the following events:

                  (a) the occurrence of any Event of Default under, and as such term is defined in, the Note; or

                  (b) any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress, or any other event or condition shall occur or exist which shall result in Alexander Enterprise no longer having a perfected, first priority security interest in the Collateral, subject only to Permitted Liens; or

                  (c) any representations or warranties made by the Debtors, or any of them, in this Agreement, the Note, the Guaranty or in any certificate or statement furnished at any time hereunder or in connection herewith proves to have been untrue or misleading in any material respect when made or furnished and which continues to be untrue or misleading in any material respect; or

                  (d) default by any Pledgor in the observance or performance of the covenants set forth in Section 4 (other than Section 4.6) hereof and the continuation of such default for more than thirty (30) after Pledgors receive notice thereof; or

                  (e) default by any Debtor in the observance or performance of any other covenant or agreement contained in this Agreement, the Note or the Guaranty; or

                  (f) this Agreement ceases to be in full force and effect or any Debtor renounces or disputes any of its obligations hereunder.

         "General Intangibles" shall mean any "general intangibles", as such term is defined in Section 9-106 of the UCC, of any Debtor, whether now existing or hereafter acquired or arising or in which such Debtor acquires any rights, including, without limitation, all rights under escrow agreements and in all property held pursuant thereto, choses in action, causes of action, corporate or other business records, inventions, designs, Patents, patent applications, service marks, Trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, agency and other contracts, tax refund claims, computer programs, all claims under guaranties, Liens or other security held by or granted to any Debtor to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification, and all other intangible property of every kind and nature (other than Accounts).

         "Instruments" shall mean any "instrument", as such term is defined in
Section 9-105(l)(i) of the UCC, of any Debtor, whether now owned or hereafter arising or acquired, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intercompany Note" means a promissory note executed by a Subsidiary of any Debtor in favor of such Debtor.

         "Inventory" shall mean all "inventory" of any Debtor, as such term is defined in Section 9-109(4) of the UCC, whether now existing hereafter acquired or arising or in which such Debtor now has or hereafter acquires any rights, including, without limitation, any and all goods, merchandise and other personal property, wheresoever located and whether or not in transit, which is or may at any time be held for sale or lease or to be furnished under any contract of service or held as raw materials, work in process, finished goods or materials, and supplies of any kind, nature or description used or consumed in the business of any Debtor, including, without limitation, all such property, the sale or other disposition of which has given rise to an Account and which may have been returned to or repossessed or stopped in transit by Debtor.

         "Investment Property" shall mean all "investment property" of each Debtor, as such term is defined in Section 9-115 of the UCC, whether now owned or existing or hereafter acquired or arising, and, in any event, shall include all of the following: (a) all securities of each Debtor, whether certificated or uncertificated; (b) any share, participation or other interest in a Person or in property or in an enterprise of a Person held directly or indirectly by any Debtor which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; (c) all commodity futures contracts of any Debtor, options on any commodity futures contract held by any Debtor, all commodity options or other contracts of any Debtor that are traded on, or subject to the rules of, a board of trade that has been designated as a contract market for such contracts pursuant to the federal commodities laws or which are traded on one or more foreign commodity boards of trade, exchanges, or markets and are carried on the books of registered futures commodity merchant or on the books of a Person providing clearance or settlement services for a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; (d) any of the foregoing held, directly or indirectly, in the name of any other Person to the extent such other Person has expressly agreed to treat any Debtor as the Person entitled to exercise the rights comprising the foregoing; and (e) all right, title and interest of any Debtor in any account to which any of the foregoing have been credited.

         "Patents" shall mean all of the following, whether now owned or existing or hereafter acquired or arising or in which any Debtor now has or hereafter acquires any rights: (a) all patents and patent applications, (b) all inventions and improvements described and claimed therein, (c) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (d) all income, royalties, damages and payments now and hereafter due and/or payable to any Debtor with respect thereto, including without limitation, damages and payments for past, present or future infringements or misappropriations thereof, (e) all rights to sue for past present and future infringements or misappropriations thereof, and (f) all other rights corresponding thereto throughout the world.

         "Permitted Liens" shall mean the Liens on the assets of the Debtors expressly permitted under Section 10.2 of the Bank Austria Loan Agreement.

         "Secured Obligations" shall mean (a) all of the obligations of the Debtors, and each of them, under the Note, the Guaranty and this Agreement; and
(b) all other indebtedness, liabilities and obligations of the Debtors, or any of them, to Alexander Enterprise, whether direct, indirect or contingent, now or hereafter existing, due or to become due, whether otherwise secured or unsecured and howsoever evidenced, incurred or arising in connection with the Note; provided, however, that the obligations of the Parent under that certain Warrant Agreement dated the date hereof by and between the Parent and Medici I Investment Corp. and the obligations of the Parent under that certain Warrant to Purchase Common Stock issued by the Parent to Medici I Investment Corp. shall not be deemed to constitute Secured Obligations hereunder.

         "Trademarks" shall mean all of the following, whether now owned or existing or hereafter acquired or arising or in which any Debtor now has or hereafter acquires any rights: (a) all trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of the business of any such Debtor connected therewith and symbolized thereby, (b) all renewals thereof, (c) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, (d) all rights to sue for past, present and future infringements or misappropriations thereof, and (e) all other rights corresponding thereto throughout the world.

                             2. SECURITY INTERESTS

         2.1. COLLATERAL. In order to secure the payment and performance of the Secured Obligations, the Debtors, and each of them, hereby grant to Alexander Enterprise a continuing, first priority lien on and security interest in and to the following described property of the Debtors, whether now owned or existing or hereafter acquired or arising or in which such Debtor now has or hereafter acquires any rights and wheresoever located (sometimes herein collectively referred to as the "Collateral"):

         (a)      Accounts;

         (b)      Chattel Paper;

         (c)      Contracts;

         (d)      Documents;

         (e)      Equipment;

         (f)      General Intangibles;

         (g)      Instruments;

         (h)      Inventory;

         (i)      Investment Property;

         (j) all Intercompany Notes entered into from time to time, the rights of such Debtor as holder of such Intercompany Notes, including, without limitation any security interest in any and all assets of each Subsidiary of such Debtor granted to such Debtor by such Subsidiary;

         (k) all monies, residues and property of any kind of such Debtor, now or at any time or times hereafter, in-the possession or under the control of Alexander Enterprise or a bailee of Alexander Enterprise;

         (l) all accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring any of the foregoing;

         (m) all books and records (other than patient medical records but otherwise including, without limitation, patient billing and payment records, customer lists, credit files, computer programs, print-outs and other computer materials and records) of such Debtor pertaining to any of the foregoing;

         (n)      any and all other property of the Debtors, and each of them;
                  and

         (o)      all products and proceeds of any of the foregoing.

         Notwithstanding the foregoing, (i) in no event shall the Collateral include any employment contract with any optometrist and (ii) the Bauman Properties (as such term is defined in the Bank Austria Loan Agreement) shall be excluded from the Collateral so long as they are encumbered by the Bauman Security Interest (as that term is defined in the Bank Austria Loan Agreement); provided, however, that to the extent the Bauman Properties are no longer encumbered by the Bauman Security Agreement, the lien granted hereby shall, automatically and without further act by any Debtor, attach to the Bauman Properties and thereafter the Bauman Properties shall constitute Collateral hereunder and shall secure the Secured Obligations.

         2.2. NATURE OF SECURITY INTEREST. The security interests granted pursuant to this Agreement are granted as security only and shall not subject Alexander Enterprise to, or transfer to Alexander Enterprise, or in any way affect or modify, any obligation or liability of any Debtor under any of the Collateral or any transaction which gave rise thereto.

         2.3. PERFECTION OF SECURITY INTEREST. Until the payment and satisfaction in full of all Secured Obligations, Alexander Enterprise's security interest in the Collateral and all products and proceeds thereof, shall continue in full force and effect. Each Debtor shall perform any and all steps requested by Alexander Enterprise to perfect, maintain and protect Alexander Enterprise's security interest in the Collateral, including, without limitation, executing and filing financing or continuation statements, or amendments thereof, in form and substance satisfactory to Alexander Enterprise; delivering to Alexander Enterprise all Documents, Instruments or Chattel Paper included in the Collateral, the possession of which is necessary or appropriate to perfect Alexander Enterprise's security interest therein; delivering to Alexander Enterprise all letters of credit on which such Debtor is named as a beneficiary; and obtaining and delivering such consents and waivers from such landlords, developers or other Persons as Alexander Enterprise may reasonably request. Alexander Enterprise may file one (1) or more financing statements disclosing Alexander Enterprise's security interest under this Agreement without Debtor's signature appearing thereon and the Debtors, or any of them, shall pay the costs of, or incidental to, any recording or filing of any financing statements concerning the Collateral. Each Debtor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         2.4. RIGHT TO INSPECT; VERIFICATIONS. Alexander Enterprise (or any Person or Persons designated by it), in its sole discretion, shall have the right to call at any place of business or property location of each Debtor at any reasonable time, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from each Debtor's respective books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to each Debtor's respective business or to any other transactions between the parties hereto and to discuss any of the foregoing with each Debtor's respective employees, officers and directors and independent accountants. Additionally, Alexander Enterprise may, at any time and from time to time in its sole discretion, require any Debtor to verify the individual Account Debtors promptly upon its request therefor. To facilitate the foregoing, upon request from Alexander Enterprise made-at any time and from time to time hereafter, the Debtors shall furnish Alexander Enterprise with a then current Account Debtor address list.

                       3. REPRESENTATIONS AND WARRANTIES

         In order to induce Alexander Enterprise to make the Loan, each Debtor hereby makes the following representations and warranties to Alexander Enterprise, which representations and warranties shall be true and correct on the date hereof and shall continue to be true and correct until all the Secured Obligations have been paid in full:

         3.1. CORPORATE EXISTENCE AND QUALIFICATION. Each Debtor is either a corporation or a limited liability company, duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation and is duly qualified as either a foreign corporation or a foreign limited liability company, as the case may be, in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification and where the failure to be qualified would not reasonably be expected to have a Material Adverse Effect.

         3.2. CHIEF EXECUTIVE OFFICE; COLLATERAL LOCATIONS. Each Debtor's respective principal place of business, chief executive office and office where it keeps all its respective books and records is set forth on Schedule 3.2 attached hereto, and except as set forth therein, neither of the Debtors nor any of their respective predecessors has had any other chief executive office or principal place of business during the preceding seven (7) years. Schedule 3.2 attached hereto and incorporated herein by reference sets forth a true, correct and complete list of all places of business and all locations at which any Collateral is located.

         3.3. NO VIOLATION OF LAW. No Debtor is in violation of any applicable statute, regulation or ordinance of any governmental entity, or of any agency thereof, in any respect materially and adversely affecting the Collateral or the business, property, assets, operations, prospects or condition, financial or otherwise, of the Debtors, or any of them, or any of their respective Subsidiaries.

         3.4. CORPORATE AUTHORITY. Each Debtor has the corporate power and authority to execute, deliver and perform its obligations under the Note, this Agreement and the Guaranty and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of the Note, this Agreement and the Guaranty.

         3.5. SOLVENCY. Giving effect to the execution and delivery of the Note, this Agreement and the Guaranty, each Debtor (a) has capital sufficient to carry on its respective business and transactions and all respective business and transactions in which it is about to engage, (b) is able to pay its respective debts as they mature and (c) owns property whose fair salable value is greater than the amount required to pay its respective debts.

         3.6. CORPORATE AND TRADE OR FICTITIOUS NAMES. During the seven (7) years immediately preceding the date of this Agreement, no Debtor has been known as or used any corporate, trade or fictitious name other than its current corporate name and except as disclosed on Schedule 3.6 hereto.

         3.7. SECURITY INTEREST. This Agreement creates a valid security interest in the Collateral securing payment of the Secured Obligations, subject only to Permitted Liens, and all filings and other actions necessary or desirable to perfect and protect such security interest have been taken, and Alexander Enterprise has a valid and perfected first priority security interest in the Collateral, subject only to Permitted Liens.

         3.8. REGULATORY MATTERS. No Debtor is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or any other federal or state statue or regulation which materially limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.

         3.9. ACCOUNTS. With regard to each Account now or hereafter shown on any schedule or aging of Accounts provided to Alexander Enterprise by or on behalf of a Debtor hereunder:

                  (a) Such Account arises or will arise under a contract between such Debtor and an Account Debtor in each case providing for the bona fide sale of goods or performance of services by such Debtor in the ordinary course of its business for or on behalf of the Account Debtor except to the extent otherwise expressly indicated on such schedule or aging of accounts;

                  (b) Such Debtor has made delivery of the goods or has rendered the services ordered to which such Account relates and the Account Debtor has accepted such goods and/or services except to the extent otherwise expressly indicated on such schedule or aging of accounts;

                  (c) Except to the extent otherwise expressly indicated on such schedule or aging of accounts, the amount of the face value of such Accounts is actually and absolutely owing to such Debtor, is not contingent for any bona fide reason known to any Debtor, and there are no setoffs, counterclaims, disputes or deductions existing or asserted with respect thereto (except to the extent, if any, that such Account Debtor(s) may be entitled to normal trade discounts, warranties, adjustments, returns and allowances);

                  (d) Such Debtor will have preserved and will continue to preserve any Liens and any rights to Liens available by virtue of the sales giving rise to such Account; and

                  (e) Such Account is free and clear of all Liens other than Permitted Liens; and Such Debtor has full right, power and authority to collaterally assign such Account.

         3.10. ADEQUACY OF INTANGIBLE ASSETS. Each Debtor possesses all intellectual property licenses, patents, patent applications, copyrights, trademarks, trademark licenses, trademark applications, and trade names and all governmental registrations and licenses reasonably necessary to continue to conduct its business as heretofore conducted by it and all such intellectual property licenses, patents, patent applications, copyrights, trademarks, trademark licenses, trademark applications, trade names, licenses and registrations which have been registered with any Governmental Authority are listed on SCHEDULE 6.18 to the Bank Austria Loan Agreement..

         3.11. EQUIPMENT. The Equipment of each Debtor is and shall remain in good condition, normal wear and tear excepted, meets all standards imposed by any Governmental Authority having regulatory authority over such Equipment and its use and is currently usable in the normal course of such Debtor's business.

         3.12. INVENTORY. The Inventory of each Debtor is and shall remain in good condition, meets all standards imposed by any Governmental Authority having regulatory authority over such goods, their use and/or sale, is either currently usable of currently salable in the normal course of such Debtor's business and is not subject to any output contract or similar agreement between Debtor and any other Person.

         3.13. INVESTMENT PROPERTY. Schedule 6.21 to the Bank Austria Loan Agreement is a complete list of all Subsidiaries, Investment Property and other Investments of any Debtor in any Person, including but not limited to, all interests in any partnership or joint venture. Except as otherwise disclosed on such SCHEDULE 6.21, all shares of stock in any corporation held by any Debtor are evidenced by stock certificates issued in the name of such Debtor and all other Investment Property of Debtors or their respective Subsidiaries is held directly in the name of such Debtor or such Subsidiary and is not held in any brokerage or similar account, in the name of any financial institution or in any nominee name.

                            4. AFFIRMATIVE COVENANTS

         Each Debtor covenants to Alexander Enterprise from and after the date hereof, and until the payment and satisfaction in full of the Secured Obligations, it will, unless Alexander Enterprise otherwise consents in writing:

         4.1. REPORTING REQUIREMENTS. Furnish or cause to be furnished to Alexander Enterprise such information respecting the Collateral as Alexander Enterprise may from time to time reasonably request.

         4.2. MAINTENANCE OF COLLATERAL. Diligently and in good faith, use its best efforts to protect the value of the Collateral and to prevent any action from being taken which would or could, in the exercise of its reasonable business judgment, jeopardize or diminish the security afforded to Alexander Enterprise by this Agreement or diminish the value of the Collateral.

         4.3. FURTHER ASSURANCES. At any time and from time to time, at its own expense, promptly execute and deliver all further certificates, financing statements, instruments and documents, and take all further action that may be necessary or desirable, or that Alexander Enterprise may reasonably request, to perfect, preserve and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable Alexander Enterprise to exercise its rights and remedies hereunder. Upon any failure by any Debtor to do so, Alexander Enterprise may make, execute and record any and all such instruments, certificates and documents for and in the name of such Debtor, and each Debtor hereby irrevocably appoints Alexander Enterprise as the agent and attorney-in-fact to do so.

         4.4. INSURANCE.

                  (a) Keep all of its property insured by insurance companies reasonably acceptable to Alexander Enterprise and licensed to do business in all jurisdictions in which the Collateral is located against loss or damage by fire or other risk usually insured against under extended coverage endorsement and theft, burglary, and pilferage, together with such other hazards as Alexander Enterprise may reasonably from time to time request, in amounts satisfactory to Alexander Enterprise; and

                  (b) Deliver certificates of insurance for such policy or policies to Alexander Enterprise, naming Alexander Enterprise as loss payee thereon pursuant to a lender's loss payee clause satisfactory to Alexander Enterprise and containing endorsements, in form and substance satisfactory to Alexander Enterprise, providing among other things that the insurance shall not be cancelable, except upon thirty (30) days' prior written notice to Alexander Enterprise.

         4.5. TAXES. Pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral prior to the date on which penalties attach thereto, except where the same may be contested in good faith by appropriate proceedings and for which adequate reserves have been established.

         4.6. NOTIFICATIONS TO ALEXANDER ENTERPRISE. Notify Alexander Enterprise immediately by telephone (with each such notice to be confirmed in writing within three (3) Business Days) upon occurrence thereof, of any default or Event of Default hereunder.

         4.7. MAINTENANCE OF INTELLECTUAL PROPERTY. Keep all General Intangibles in full force and effect except for immaterial General Intangibles allowed to lapse by a Debtor in the ordinary course of its business and any other General Intangible for which such Debtor has obtained a substantially similar substitution or the lapse of which, because of such substitution, will not have a Material Adverse Effect and maintain all of its other property necessary or useful in the proper conduct of its business in good working condition, ordinary wear and tear excepted.

         4.8. EQUIPMENT. Keep and maintain the Equipment in good operating condition, reasonable wear and tear excepted, repair and make all necessary replacements, renewals, additions or improvements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved and not permit any item of Equipment to become a fixture to real estate or accession to other personal property unless Alexander Enterprise has a first priority Lien on such real estate or other personal property. Each Debtor shall, immediately on demand therefor by Alexander Enterprise, deliver to Alexander Enterprise any and all existing evidence of ownership of any of the Equipment (including, without limitation, certificates of title and applications for title, together with any necessary applications to have Alexander Enterprise's Lien noted thereon, in the case of vehicles).

                             5. NEGATIVE COVENANTS

         Each Debtor covenants with Alexander Enterprise that from and after the date hereof and until the payment and satisfaction in full of the Secured Obligations, it will not, without the prior written consent of Alexander
Enterprise:

         5.1. NO ENCUMBRANCES. Create, assume, or suffer to exist any mortgage, deed of trust, pledge, assignment, lien, charge, encumbrance on, security interest or security title of any kind in any of the Collateral or its other assets, except for Permitted Liens.

         5.2. RELOCATIONS; USE OF NAME. Relocate its executive offices, open new places of business or relocate existing places of business; maintain any Collateral or records with respect to Collateral at any other locations than those locations presently kept or maintained, as set forth on SCHEDULE 3.2 hereto; or use any corporate name (other than its own) or any fictitious name, in each case, except upon thirty (30) days written notice to Alexander Enterprise and after the delivery to Alexander Enterprise of financing statements, if required by Alexander Enterprise, in form satisfactory to Alexander Enterprise.

         5.3. ASSET SALES. The Debtors shall not, and shall not permit any of their respective subsidiaries to, sell, lease or otherwise dispose of any of the Collateral or any interest therein or any of its other assets except as permitted pursuant to the terms of the Bank Austria Loan Agreement as in effect on the date hereof.

                                  6. REMEDIES

         Upon the occurrence or existence of any Event of Default, and during the continuation thereof, without prejudice to the rights of Alexander Enterprise to enforce its claim against the Debtors, or any of them, for damages for failure by the Debtors, or any of them, to fulfill any of the obligations hereunder, Alexander Enterprise shall have the following rights and remedies, in addition to any other rights and remedies available to Alexander Enterprise at law, in equity or otherwise:

         6.1. SET-OFF. The right of Alexander Enterprise to set-off, without notice to the Debtors, any and all deposits at any time credited by or due from Alexander Enterprise to such

Debtor, whether in a general or special, time or demand, final or provisional account or any other account or represented by a certificate of deposit and whether or not unmatured or contingent.

         6.2. RIGHTS AND REMEDIES OF A SECURED CREDITOR. All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, the Note or the Guaranty.

         6.3. TAKE POSSESSION OF COLLATERAL. The right of Alexander Enterprise to (a) enter upon the premises of any Debtor, or any other place or places where the Collateral is located and kept, through self-help and without judicial process, without first obtaining a final judgment or giving the Debtors notice and opportunity for a hearing on the validity of Alexander Enterprise's claim and without any obligation to pay rent to any Debtor, and remove the Collateral therefrom to the premises of Alexander Enterprise or any agent of Alexander Enterprise, for such time as Alexander Enterprise may desire, in order to effectively collect or liquidate the Collateral; and/or (b) require the Debtors to assemble the Collateral and make it available to Alexander Enterprise at a place to be designated by Alexander Enterprise.

         6.4. SALE OF COLLATERAL. The right of Alexander Enterprise to sell or to otherwise dispose of all or any of the Collateral, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Alexander Enterprise, in its sole discretion, may deem advisable; such sales may be adjourned from time to time with or without notice. Alexander Enterprise shall have the right to conduct such sales on any Debtor's premises or elsewhere and shall have the right to use any Debtor's premises without charge for such sales for such time or times as Alexander Enterprise may see fit. Alexander Enterprise is hereby granted a license or other right to use, without charge, each Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, whether owned by a Debtor or with respect to which a Debtor has rights under license, sublicense or other agreements, as it pertains to the Collateral, in preparing for sale (including, without limitation, finishing any unfinished Inventory of a Debtor), advertising for sale and selling any Collateral and each Debtor's rights under all licenses and all franchise agreements shall inure to the benefit of Alexander Enterprise. Alexander Enterprise shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Alexander Enterprise may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The proceeds realized from the sale of any Collateral shall be applied first to the costs, expenses and attorneys' fees and expenses incurred by Alexander Enterprise for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the Secured Obligations; and third to the principal of the Secured Obligations. If any deficiency shall arise, the Debtors, and each of them, shall remain liable to Alexander Enterprise therefor.

         6.5. JUDICIAL PROCEEDINGS. The right to proceed by an action or actions at law or in equity to obtain possession of the Collateral, to recover the Secured Obligations and amounts secured hereunder or to foreclose under this Agreement and sell the Collateral or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction, all without the necessity of posting any bond.

         6.6. NOTICE. Any notice required to be given by Alexander Enterprise of a sale, lease, other disposition of the Collateral or any other intended action by Alexander Enterprise, given to the Debtors in the manner set forth in Section
7.7 below, ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to each Debtor.

         6.7. APPOINTMENT OF ALEXANDER ENTERPRISE AS DEBTOR'S LAWFUL ATTORNEY. Each Debtor irrevocably designates, makes, constitutes and appoints Alexander Enterprise (and all persons designated by Alexander Enterprise) as such Debtor's true and lawful attorney, and Alexander Enterprise or Alexander Enterprise's agent, may, without notice to such Debtor, and at such time or times thereafter as Alexander Enterprise or said agent, in its sole discretion, may determine, in such Debtor's or Alexander Enterprise's name: (a) demand payment of the Accounts; (b) enforce payment of the Accounts, by legal proceedings or otherwise; (c) exercise all of such Debtor's rights and remedies with respect to the collection of the Accounts; (d) settle, adjust, compromise, extend or renew the Accounts; (e) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (f) if permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as Alexander Enterprise deems advisable; (g) discharge and release the Accounts;
(h) take control, in any manner, of any item of payment or proceeds on the Accounts; (i) prepare, file and sign such Debtor's name on a Proof of Claim in Bankruptcy or similar document against any Account Debtor; (j) prepare, file and sign such Debtor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts; (k) do all acts and things necessary, in Alexander Enterprise's sole discretion, to fulfill such Debtor's obligations under this Agreement; (l) endorse the name of such Debtor upon any of the items of payment or proceeds on any Account and deposit the same to the account of Alexander Enterprise on account of the Secured Obligations;
(m) endorse the name of such Debtor upon any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Inventory; (n) use such Debtor's stationery and sign the name of such Debtor to verifications of the Accounts and notices thereof to Account Debtors; and (o) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts and Inventory to which each Debtor has access.

                                7. MISCELLANEOUS

         7.1. WAIVER. Each and every right and remedy granted to Alexander Enterprise under this Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Alexander Enterprise to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Alexander Enterprise of any right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by Alexander Enterprise of any Event of Default shall constitute a waiver of any subsequent Event of Default.

         7.2. SURVIVAL. All representations, warranties and covenants made herein shall survive the execution and delivery of this Agreement, the Note and the Guaranty. The terms and provisions of this Agreement shall continue in full force and effect until all of the Secured Obligations have been paid in full and Alexander Enterprise has terminated this Agreement in writing; provided, further, that Debtors' obligations under Section 7.5 shall survive the repayment of the Secured Obligations and the termination of this Agreement.

         7.3. ASSIGNMENTS; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Debtors and their respective permitted successors and assigns and shall inure to the benefit of Alexander Enterprise and its successors and assigns; provided, that no Debtor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of Alexander Enterprise.

         7.4. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement. Any signature page to this Agreement may be delivered by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         7.5. EXPENSE REIMBURSEMENT. The Debtors, and each of them, agree to reimburse Alexander Enterprise for all costs and expenses incurred by Alexander Enterprise (including reasonable attorneys' fees and disbursements) in connection with the negotiation, execution and delivery of this Agreement, the Note and the Guaranty and the perfection of the security interests granted hereby and to: (a) commence, defend or intervene in any court proceeding; (b) file a petition, complaint, answer, motion or other pleading, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral or this Agreement, the Note or the Guaranty; (c) protect, collect, lease, sell, take possession of, or liquidate any of the Collateral; (d) attempt to enforce any security interest in any of the Collateral or to seek any advice with respect to such enforcement; and (e) enforce any of Alexander Enterprise's rights to collect any of the Secured Obligations. The Debtors, and each of them, also agree to pay, and to save harmless Alexander Enterprise from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement, the Note or the Guaranty, or the recording of any thereof, or in any modification hereof or thereof. The Debtors' obligations under this Section 7.5 shall survive the termination of this Agreement.

         7.6. SEVERABILITY. If any provision of this Agreement or the application thereof to any party hereto. or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party hereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         7.7. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing, and shall be deemed to have been made or give when (a) by facsimile (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (c) except as otherwise provided herein, deposited in the mail, registered or certified mail, postage prepaid, as follows:

         If to any of the Debtors:

                                    c/o Opticare Health Systems, Inc.
                                    87 Grandview Avenue
                                    Waterbury, Connecticut  06708
                                    Attention:  Chief Financial Officer
                                    Facsimile:  (203) 596-2227

         If to Alexander Enterprise:

                                    c/o Alpha Private Equity Group
                                    499 Park Avenue
                                    New York, New York 10022
                                    Attention:  Jared Bluestein
                                    Facsimile:  (212) 421-0169

                                    With a copy to:

                                    Coudert Brothers
                                    1114 Avenue of the Americas
                                    New York, New York  10036
                                    Attention:  David A. Boillot, Esq.
                                    Fax:  (212) 626-4120

         7.8. AMENDMENT. Neither this Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated except pursuant to a written instrument signed by the Debtors and Alexander Enterprise.

         7.9. TIME OF THE ESSENCE. Time is of the essence in this Agreement.

         7.10. ATTORNEY-IN-FACT. The Debtors, and each of them, hereby designate, appoint and empower Alexander Enterprise irrevocably as their attorney-in-fact, at the Debtors' cost and expense, to do in the name of the Debtors any and all actions which Alexander Enterprise may deem, necessary or advisable to carry out the terms hereof upon the failure, refusal or inability of the Debtors to do so, and the Debtors, and each of them, hereby agree to indemnify and hold Alexander Enterprise harmless from any costs, damages, expenses or liabilities arising against or incurred by Alexander Enterprise in connection therewith, except to the extent that any of such costs, damages, expenses or liabilities arise out of Alexander Enterprise's gross negligence or willful misconduct.

         7.11. TERMINATION STATEMENTS. Each Debtor acknowledges and agrees that it is each such Debtor's intent that all financing statements filed hereunder shall remain in full force and effect until the all Secured Obligations shall have been paid in full. Accordingly, each Debtor waives any right which it may have under Section 9-404(1) of the UCC to demand the filing of termination statements with respect to the Collateral, and agrees that Alexander Enterprise shall not be required to send such termination statements to the Debtors, or to file them with any filing office, unless and until all Secured Obligations shall have been paid in full in immediately available funds. Upon such termination and payment in full, Alexander Enterprise shall execute appropriate termination statements and deliver the same to the Debtors.

         7.12. SECURITY AGREEMENT. This Agreement is a master agreement and it is the intent of the parties hereto that the identity of the Debtors hereunder will change from time to time as new Subsidiaries or affiliates of the Borrowers are required to join this Agreement as additional Debtors (the "Additional Debtors"). Any Person may join this Agreement as an Additional Debtor by executing and delivering to Alexander Enterprise, or any Person designated by Alexander Enterprise, a Joinder Agreement, in form and substance satisfactory to Alexander Enterprise (a "Joinder Agreement"), with a copy of this Agreement attached thereto. Upon execution and delivery of an Joinder Agreement by an Additional Debtor, such Additional Debtor shall thereafter be regarded as a "Debtor" hereunder as if such Additional Debtor had been an original party to this Agreement and Alexander Enterprise shall have received, by virtue of this Agreement and such Joinder Agreement, a valid Lien on and security interest in any Collateral described in such Joinder Agreement and in all other collateral relating thereto. Neither the addition of any Additional Debtor to this Agreement nor the release by Alexander Enterprise of any Debtor party to this Agreement shall affect the obligations of any other Debtor under this Agreement, the Note or the Guaranty, and each Debtor waives any defenses it may have arising out of the addition of any Additional Debtor or the release of any Debtor or any Collateral hereunder.

         7.13. GOVERNING LAW; CONSENT TO JURISDICTION.

         THIS SECURITY AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH DEBTOR HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT; AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF ALEXANDER ENTERPRISE TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. EACH DEBTOR HEREBY IRREVOCABLY APPOINTS THE PARENT AS ITS AUTHORIZED AGENT AND ATTORNEY-IN-FACT TO RECEIVE ON BEHALF OF ANY DEBTOR AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY COURT IN OR OF THE STATE OF NEW YORK SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH DEBTOR, IN CARE OF THE PARENT, IN ACCORDANCE WITH SECTION 7.7 HEREOF AND SUCH DEBTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PARENT TO ACCEPT SUCH SERVICE ON ITS BEHALF AND AGREES THAT THE FAILURE OF ALEXANDER ENTERPRISE TO

GIVE ANY NOTICE OF ANY SUCH SERVICE TO ANY DEBTOR SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

         7.14. WAIVER OF JURY TRIAL.

         AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH DEBTOR AND ALEXANDER ENTERPRISE HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS SECURITY AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY DEBTOR OR ALEXANDER ENTERPRISE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALEXANDER ENTERPRISE TO MAKE THE LOAN TO THE BORROWERS.

         7.15. NO PUNITIVE DAMAGES.

                  (a) Alexander Enterprise and each of the Debtors (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to this Agreement and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

                  (b) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         7.16. INTERCREDITOR AGREEMENT. This Security Agreement and the rights of Alexander Enterprise herein are subject, in all respects, to the terms and provisions of that certain Intercreditor, Subordination and Partial Sales Proceeds Allocation Agreement of even date herewith, between Alexander Enterprise and the Agent, and in the event of any conflict between the terms of this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall govern.

                      (Signatures appear on the next page)

         IN WITNESS WHEREOF, the Debtors, and each of them, have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

                                    OPTICARE HEALTH SYSTEMS, INC.

                                    By: /s/ Steven Ditman
                                        ---------------------------------------
                                        Name: Steven Ditman
                                        Title: Chief Financial Officer

                                    OPTICARE EYE HEALTH CENTERS, INC.

                                    By: /s/ Steven Ditman
                                        ---------------------------------------
                                        Name: Steven Ditman
                                        Title: Chief Financial Officer

                                    PRIMEVISION HEALTH, INC.

                                    By: /s/ Steven Ditman
                                        ---------------------------------------
                                        Name: Steven Ditman
                                        Title: Chief Financial Officer

                                    OPTICARE EYE HEALTH NETWORK, INC.

                                    By: /s/ Steven Ditman
                                        ---------------------------------------
                                        Name: Steven Ditman
                                        Title: Chief Financial Officer

                                    PRIMEVISION EAST, INC.

                                    By: /s/ Steven Ditman
                                        ---------------------------------------
                                        Name: Steven Ditman
                                        Title: Chief Financial Officer

                                    PRIMEVISION CENTRAL, INC.

                                    By: /s/ Steven Ditman
                                        ---------------------------------------
                                        Name: Steven Ditman
                                        Title: Chief Financial Officer

                                PRIMEVISION WEST, INC.

                                By: /s/ Steven Ditman
                                    ---------------------------------------
                                    Name: Steven Ditman
                                    Title: Chief Financial Officer

                                PRIMEVISION OF NORTH CAROLINA, INC.

                                By: /s/ Steven Ditman
                                    ---------------------------------------
                                    Name: Steven Ditman
                                    Title: Chief Financial Officer

                                ASSOCIATION OF EYE CARE, CENTERS
                                TOTAL VISION HEALTH PLAN, INC

                                By: /s/ Steven Ditman
                                    ---------------------------------------
                                    Name: Steven Ditman
                                    Title: Chief Financial Officer

                                COHEN SYSTEMS, INC.

                                By: /s/ Steven Ditman
                                    ---------------------------------------
                                    Name: Steven Ditman
                                    Title: Chief Financial Officer

                                ACCOUNTABLE EYE CARE
                                ASSOCIATES, INC.

                                By: /s/ Steven Ditman
                                    ---------------------------------------
                                    Name: Steven Ditman
                                    Title: Chief Financial Officer

                                  Schedule 3.2
                                       to
                               Security Agreement

The chief executive office and principal place of business for Parent is 87 Grandview Avenue, Waterbury, Connecticut.

The chief executive office and principal place of business for CEC is 112 Zebulon Court B, Rocky Mount, North Carolina.

The chief executive office and principal place of business for PVH and its Subsidiaries (other than CEC) is 150 Fayetteville Street Mall, Suite 1000, Raleigh, North Carolina.

The following is a list of all other places of business of PVH and its
Subsidiaries:

PVH/CECI                                        110 Zebulon Court                             Rocky Mount          NC
PVH/CEC                                         112 Zebulon Court-A                           Rocky Mount          NC
PVH/CEC                                         112 Zebulon Court - B                         Rocky Mount          NC
PVH/CEC                                         150 Fayetteville Street Mall                  Raleigh              NC
PrimeVision East, Inc.                          833 Governors Avenue                          Dover                DE
AECC Total Vision Health Plan of TX             3010 LBJ Freeway                              Dallas               TX
Consolidated Eye Care, Inc./OECC                125 Holly Hill Mall                           Burlington           NC
Consolidated Eye Care, Inc./OECC                1563 Highway 70 West                          Garner               NC
Consolidated Eye Care, Inc./OECC                921 Eastchester Dr. Suite 2470                High Point           NC
Consolidated Eye Care, Inc./OECC                Tarrytown Mall, Wesleyan Boulevard            Rocky Mount          NC
Consolidated Eye Care, Inc./OECC                2001-32 East Dixon Boulevard                  Shelby               NC
Consolidated Eye Care, Inc./OECC                720 SE Maynard Road                           Cary                 NC
Consolidated Eye Care, Inc./OECC                229 Crossroads Blvd.                          Cary                 NC
Consolidated Eye Care, Inc./OECC                143 West Franklin Street                      Chapel Hill          NC
Consolidated Eye Care, Inc./OECC3               205 Freedom Drive                             Charlotte            NC
Consolidated Eye Care, Inc./OECC                6311 Cannel Road, Suite 101                   Charlotte            NC
Consolidated Eye Care, Inc./OECC                1480 US Highway 29 North                      Concord              NC
Consolidated Eye Care, Inc./OECC                1813 West Ehringhaus                          Elizabeth City       NC
Consolidated Eye Care, Inc./OECC                579 Cross Creek Mall                          Fayetteville         NC
Consolidated Eye Care, Inc./OECC                Plaza Mall                                    Greenville           NC
Consolidated Eye Care, Inc./OECC                1213 Dabney Drive                             Henderson            NC
Consolidated Eye Care, Inc./OECC                Jackson Mall                                  Jacksonville         NC
Consolidated Eye Care, Inc./OECC                315-A Western Blvd. Extension                 Jacksonville         NC
Consolidated Eye Care, Inc./OECC                1007-A Skyway Drive                           Monroe               NC
Consolidated Eye Care, Inc./OECC                3100 Clarendon Boulevard                      New Bern             NC
Consolidated Eye Care, Inc./OECC                101 Sawmill Road                              Raleigh              NC
Consolidated Eye Care, Inc./OECC                4325 Glenwood Avenue                          Raleigh              NC
Consolidated Eye Care, Inc./OECC                102 Becker Village Mall                       Roanoke Rapids       NC
Consolidated Eye Care, Inc./OECC                1100 North Wesleyan Blvd., Suite 139          Rocky Mount          NC
Consolidated Eye Care, Inc./OECC                2325 Sunset Avenue                            Rocky Mount          NC
Consolidated Eye Care, Inc./OECC                3818 Oleander Drive                           Wilmington           NC
Consolidated Eye Care, Inc./OECC                Parkwood Mall, Box 85                         Wilson               NC
Consolidated Eye Care, Inc./OECC                1200 E. Main Street, Suite 7                  Spartanburg          NC
Consolidated Eye Care, Inc./OECC                851 N. Center Street                          Statesville          NC
Consolidated Eye Care, Inc./OECC                656 W. Corbett Avenue                         Swansboro            NC


Consolidated Eye Care, Inc./OECC                Homestead Market                              Durham               NC
Consolidated Eye Care, Inc./OECC                915 W. 13th Street                            Washington           NC
Consolidated Eye Care, Inc./OECC                Hanes Mall                                    Winston-Salem        NC
Consolidated Eye Care, Inc./OECC                1201 North Brightleaf Boulevard               Smithfield           NC
Accountable Eye Care Associates, Inc.           95 Collier Road, Suite 300                    Atlanta              GA

The chief executive office and principal place of business for Opticare is 87 Grandview Avenue, Waterbury, Connecticut. The books and records of Opticare are maintained at 160 Robbins Street, Waterbury, Connecticut.

The following is a list of all other places of business of Opticare:

----------------------------------------------------------------------
                              Location
----------------------------------------------------------------------
145 Wakelee Avenue Ansonia, CT 06401
----------------------------------------------------------------------
827 North Avenue Bridgeport, CT 06606
----------------------------------------------------------------------
147 Highland Avenue Cheshire, CT 06410
----------------------------------------------------------------------
65 North Street Danbury, CT 06810
----------------------------------------------------------------------
1490 Post Road Fairfield CT 06514
----------------------------------------------------------------------
1345 East Putnam Avenue Greenwich, CT 06830
----------------------------------------------------------------------
2165 Dixwell Avenue Hamden, CT 06514
----------------------------------------------------------------------
145 Durham Rd Madison, CT 06443
----------------------------------------------------------------------
799 New Haven Road Naugatuck, CT 06770
----------------------------------------------------------------------
1457 Whalley Ave New Haven, CT 06515
----------------------------------------------------------------------
54 Park Lane New Milford, CT 06776
----------------------------------------------------------------------
40 Cross Street Norwalk, CT 06851-4615
----------------------------------------------------------------------
17B Governor Street Ridgefield, CT 06877
----------------------------------------------------------------------
Southbury Plaza Southbury, CT 06488
----------------------------------------------------------------------
3060 Main Street Stratford, CT 06497
----------------------------------------------------------------------
239 High Street Torrington, CT 06790
----------------------------------------------------------------------
925 White Plains Road Trumbull, CT 06611
----------------------------------------------------------------------
87 Grandview Avenue Waterbury, CT 06708
----------------------------------------------------------------------
160 Robbins Street Waterbury, CT 06708 - Upper
----------------------------------------------------------------------
160 Robbins Street Waterbury, CT 06708 - Lower
----------------------------------------------------------------------
877 Post Road East Westport, CT 06880-5224
----------------------------------------------------------------------
1785 Avenue Cheshire, CT 06410
----------------------------------------------------------------------
604 Lakewood Road Waterbury, CT 06704
----------------------------------------------------------------------
811 East Main Street Torrington, CT 06790
----------------------------------------------------------------------
997 Main Street Watertown, CT 06795
----------------------------------------------------------------------
67 Waterbury Road Prospect, CT
----------------------------------------------------------------------

                                  Schedule 3.6
                                       to
                               Security Agreement

TRADE NAMES:
Names Reserved for Opticare:
Ophthalmic Physicians & Surgeons, PC
Southern New England Regional Eye Center, Inc.
Eye Associates, P.C.
Ocular Diagnostics, Inc.
Eye Associates of Waterbury, P.C
Robert C. Bauman and Associates (and all variations thereof)